UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs VALUE EQUITY FUNDS Annual Report August 31, 2005 Long-term capital appreciation potential through portfolios of quality businesses that are believed to be undervalued. GOLDMAN ASACHS ASSET MANAGEMENT

Goldman Sachs Value Equity Funds GOLDMAN SACHS LARGE CAP VALUE FUND GOLDMAN SACHS GROWTH AND INCOME FUND GOLDMAN SACHS MID CAP VALUE FUND GOLDMAN SACHS SMALL CAP VALUE FUND The Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS VALUE EQUITY FUNDS

What Differentiates Goldman Sachs' Value Equity Investment Process?

Goldman Sachs' Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

GOLDMAN SACHS' VALUE EQUITY INVESTMENT PROCESS

1 EMPHASIZE FIRSTHAND FUNDAMENTAL RESEARCH

2 BUY BUSINESSES THAT REPRESENT COMPELLING VALUE

3 BUY COMPANIES WITH QUALITY CHARACTERISTICS

1 EMPHASIZE FIRSTHAND FUNDAMENTAL RESEARCH

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:

- Meetings with management teams and on-site company visits
- Industry-specific, proprietary financial and valuation models
- Assessment of management quality
- Analysis of each company's competitive position and industry dynamics
- Interviews with competitors, suppliers and customers

2 PRICE: BUY BUSINESSES THAT REPRESENT COMPELLING VALUE

We seek to invest in companies:

- When market uncertainty exists
- When their economic value is not recognized by the market

3 PROSPECTS: BUY COMPANIES WITH QUALITY

We buy companies with quality characteristics. For us, this means companies that have:

- Sustainable operating earnings or cashflow, or competitive advantage
- Excellent stewardship of capital
- Capability to earn above their cost of capital
- Strong or improving balance sheets and cash flow

RESULT

Value portfolios that offer:

- Capital appreciation potential as each company's true value is recognized in the marketplace
- Investment style consistency

1

PORTFOLIO RESULTS Large Cap Value Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31,2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.16%, 14.35%, 14.28%, 15.61% and 15.08%, respectively. These returns compare to the 16.86% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period. The returns in the past year represent a marked change from previous years. In 2003, overwhelming investor optimism sparked by the economic recovery fueled robust gains in the market. During the second half of 2004 and the beginning of 2005, investors more critically assessed the abilities of companies to turn opportunity into profit. While the Fund generated positive results during the fiscal year, it lagged the strong gains of its benchmark. Fund holdings in the Insurance, Industrials and Financials sectors detracted from results, while holdings in Energy, Health Care and Technology performed well. From a stock-specific perspective, weakness in several of the Fund’s largest holdings, such as Tyco International Ltd. and J.P. Morgan Chase & Co., hurt performance. After posting strong gains in 2004, Tyco lowered its outlook for 2005 due to rising commodity prices and a challenging operating environment. In Financials, shares of J. P. Morgan declined after the firm reported weak operating results attributed to a difficult quarter in its capital markets division. In Energy, the Fund’s holdings continued to outperform their peers as commodity prices drove historical returns even higher in the sector. We remain invested in what we believe to be disciplined and attractively valued companies in the sector. In Health Care, we successfully avoided the weakness experienced throughout the sector during the reporting period. We look for companies, such as Amgen, Inc., with sustainable cash flow and robust business models that have limited exposure to disruptive threats. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital.

PORTFOLIO RESULTS Sector Allocation (Percentage of Portfolio) as of August 31,2005 18.8% 25% 20% 15% 10% 2.8% 5% 0% 23.6% Basic Materials consumer cyclicals consumer staples energy financials health care industrials insurance reits services short-term investments technology transportation utilities The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. Portfolio Highlights The following selection of stocks represents a sample of positive contributors to performance over the last twelve months. EOG Resources Inc. and The Williams Companies, Inc.— EOG Resources and Williams Companies were Energy holdings that enhanced results during the fiscal year. We have had a positive view toward Energy stocks in the past six months, particularly those with strong reserve positions, low finding and development cost structures, and good capital allocation disciplines. Activision Inc. — In Technology, video game publisher Activision posted strong returns on expected profits from next- generation software for the Xbox 360, due for release later this fall or in early 2006. The company continues to be our favorite investment in the sector and has been a long-term top performer for the Fund.

PORTFOLIO RESULTS Amgen, Inc. — Within the Health Care sector, Amgen contributed to performance as the company benefited from reporting better-than-expected earnings in the second quarter of 2005. The drug manufacturer has benefited from improved margins and fast-tracked Food and Drug Administration (FDA) approval of a cancer drug. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Large Cap Value Investment Team New York, September 22, 2005

FUND BASICS

Large Cap Value Fund

as of August 31, 2005

Assets Under Management

$904.7 Million

Number of Holdings

69

NASDAQ SYMBOLS

Class A Shares

GSLAX

Class B Shares

GSVBX

Class C Shares

GSVCX

Institutional Shares

GSLIX

Service Shares

GSVSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	15.16%	16.86%
Class B	14.35	16.86
Class C	14.28	16.86
Institutional	15.61	16.86
Service	15.08	16.86

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Since Inception	Inception Date
Class A	4.88%	5.74%	4.58%	12/15/99
Class B	5.11	5.82	4.70	12/15/99
Class C	9.07	6.14	4.84	12/15/99
Institutional	11.34	7.37	6.04	12/15/99
Service	10.87	6.95	5.62	12/15/99

[3] **The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.8%	Energy Resources
Citigroup, Inc.	4.7	Large Banks
Bank of America Corp.	4.1	Large Banks
J.P. Morgan Chase & Co.	3.1	Large Banks
Microsoft Corp.	2.7	Computer Software
Time Warner, Inc.	2.6	Media
EOG Resources, Inc.	2.5	Energy Resources
SBC Communications, Inc.	2.4	Telephone
Golden West Financial Corp.	2.3	Thrifts
Pfizer, Inc.	2.3	Drugs

[4] The top 10 holdings may not be representative of the Fund's future investments.

5

PORTFOLIO RESULTS Growth and Income Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31,2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.37%, 12.50%, 12.49%, 13.83% and 13.24%, respectively. These returns compare to the 16.86% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested) and the 12.56% return of its previous benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. Effective June 1, 2005, the Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. In the Investment Adviser’s opinion, the Russell 1000 Value Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The returns in the past year represent a marked change from previous years. In 2003, overwhelming investor optimism sparked by the economic recovery fueled robust gains in the market. During the second half of 2004 and the beginning of 2005, investors more critically assessed the abilities of companies to turn opportunity into profit. The Fund posted strong returns but lagged its benchmark over the reporting period. The Fund’s relative underperformance was primarily driven by stock-specific events rather than broad market trends or factors. In Financials, shares of J.P. Morgan Chase & Co. declined after the firm reported weak operating results attributed to a difficult quarter in its capital markets divison. In the Insurance sector, RenaissanceRe Holdings Ltd. struggled with a combination of hurricane losses and a difficult operating environment. We remain positive on both stocks and continue to hold them in the portfolio. In contrast, the Fund’s Energy stocks continued to outperform their peers as commodity prices drove historical returns even higher in the sector. We remain invested in what we believe to be disciplined and attractively valued companies in the sector.

PORTFOLIO RESULTS Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital. We also favor companies that are financially strong enough to support a dividend policy. Sector Allocation (Percentage of Portfolio) as of August 31,2005 24.1% 25% 20% 15% 10% 7.2% basic materials consumer cyclicals consumer staples energy financials health care industrials insurance reits services short-term investments technology transportation utilities The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS Portfolio Highlights The following selection of stocks represents a sample of contributors to performance over the last six months. Burlington Resources Inc.— Burlington Resources was an Energy holding that contributed positively to results over the period. We have had a positive view toward Energy stocks, particularly those with strong reserve positions, low finding-and-development cost structures, and good capital allocation disciplines. We trimmed the Fund’s position in Burlington as it approached our valuation target in August 2005. Activision Inc. — In Technology, video game publisher Activision posted strong returns on expected profits from next-generation software for the Xbox 360, due for release later this fall or in early 2006. The company continues to be our favorite investment in the sector and has been a long-term top performer for the Fund. May Department Stores Co. — In the Consumer Cyclicals sector, May Department Stores enhanced results. We sold the position as its shares appreciated after the company announced a merger with Federated Department Stores. We continue to invest in May by holding shares of its new parent company, Federated Department Stores. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Value Investment Team New York, September 22, 2005

FUND BASICS

Growth and Income Fund

as of August 31, 2005

Assets Under Management

$1.1 Billion

Number of Holdings

76

NASDAQ SYMBOLS

Class A Shares

GSGRX

Class B Shares

GSGBX

Class C Shares

GSGCX

Institutional Shares

GSIIX

Service Shares

GSGSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	S&P 500 Index[2]
Class A	13.37%	16.86%	12.56%
Class B	12.50	16.86	12.56
Class C	12.49	16.86	12.56
Institutional	13.83	16.86	12.56
Service	13.24	16.86	12.56

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] Effective June 1, 2005, the Russell 1000 Value Index replaced the S&P 500 Index as the Fund's benchmark. The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. In the Investment Adviser's opinion, the Russell 1000 Value Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.52%	0.85%	6.35%	7.84%	2/5/93
Class B	5.75	0.84	n/a	4.90	5/1/96
Class C	9.78	1.23	n/a	0.45	8/15/97
Institutional	12.10	2.40	n/a	5.94	6/3/96
Service	11.54	1.90	6.87[4]	8.27[4]	2/5/93

[3] **The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

GOLDMAN SACHS GROWTH AND INCOME FUND TOP 10 HOLDINGS AS OF 8/31/05[5] Holding % of Net Assets Line of Business Exxon Mobil Corp. Bank of America Corp. Citigroup, Inc. Chevron Corp. J.P. Morgan Chase & Co. Pfizer, Inc. SBC Communications, Inc. Burlington Resources, Inc. Conoco Phillips Microsoft Corp. 5.7% Energy Resources 4.4 Large Banks 4.4 Large Banks 3.2 Energy Resources 3.0 Large Banks 3.0 Drugs 3.0 Telephone 2.3 Energy Resources 2.1 Energy Resources 2.0 Computer Software
[5]The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS Mid Cap Value Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31,2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 28.68%, 27.76%, 27.73%, 29.20% and 28.55%, respectively. These returns compare to the 28.06% cumulative total return of the Fund’s benchmark, the Russell MidCap Value Index (with dividends reinvested), over the same time period. The returns in the past year represent a marked change from previous years. In 2003, overwhelming investor optimism sparked by the economic recovery fueled robust gains in the market. During the second half of 2004 and the beginning of 2005, investors more critically assessed the abilities of companies to turn opportunity into profit. The Fund generated strong returns over the reporting period. In particular, holdings in the Energy, Technology and Basic Materials sectors performed well. In Energy, the Fund’s positions continue to outperform their peers as commodity prices drove historical returns even higher in the sector. We remain invested in what we believe to be disciplined and attractively valued companies in the sector. Despite the positive returns in the Fund, holdings in the Services and Insurance sectors lagged as Ditech Communications and RenaissanceRe Holdings were weak performers. Ditech, a telecom equipment supplier, reported earnings that fell short of high revenue expectations. In Insurance, RenaissanceRe struggled with a combination of hurricane losses and a difficult operating environment. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital.

PORTFOLIO RESULTS Sector Allocation (Percentage of Portfolio) as of August 31,2005 15% 12.0% 12% 3% 0% 12 basic materials consumer cyclicals consumer staples energy financials health care industrials insurance reits services short-term investments technology transportation utilities The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. Portfolio Highlights The following selection of stocks represents a sample of positive contributors to performance over the last six months. EOG Resources, Inc. and The Williams Companies, Inc.— EOG Resources and Williams Companies were Energy holdings that enhanced results during the fiscal year. We have had a positive view toward Energy stocks in the past six months, particularly those with strong reserve positions, low finding and development cost structures, and good capital allocation disciplines.

PORTFOLIO RESULTS Activision, Inc. — In Technology, video game publisher Activision posted strong returns on expected profits from next-generation software for the Xbox 360, due for release later this fall or in early 2006. The company continues to be our favorite investment in the sector and has been a long-term top performer for the Fund. Ivax Corp — In Health Care, Ivax announced that it would be acquired by rival generic drug maker Teva Pharmaceuticals. We have sold the holding in response to this positive news. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Mid Cap Value Investment Team New York, September 22, 2005 13

FUND BASICS

Mid Cap Value Fund

as of August 31, 2005

Assets Under Management

$4.6 Billion

Number of Holdings

92

NASDAQ SYMBOLS

Class A Shares

GCMAX

Class B Shares

GCMBX

Class C Shares

GCMCX

Institutional Shares

GSMCX

Service Shares

GSMSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	28.68%	28.06%
Class B	27.76	28.06
Class C	27.73	28.06
Institutional	29.20	28.06
Service	28.55	28.06

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Since Inception	Inception Date
Class A	13.95%	16.59%	10.11%	8/15/97
Class B	14.37	16.79	10.11	8/15/97
Class C	18.63	17.03	10.11	8/15/97
Institutional	21.08	18.38	14.87	8/1/95
Service	20.49	17.84	11.10	7/18/97

[3] **The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
EOG Resources, Inc.	2.8%	Energy Resources
Federated Department Stores, Inc.	2.2	Retail Apparel
PPL Corp.	2.2	Electrical Utilities
PG&E Corp.	2.1	Electrical Utilities
AGL Resources, Inc.	2.0	Gas Utilities
Entergy Corp.	2.0	Electrical Utilities
Lennar Corp.	1.9	Construction
M&T Bank Corp.	1.9	Regional Banks
Noble Energy, Inc.	1.9	Energy Resources
Dow Jones & Co., Inc.	1.8	Publishing

[4] The top 10 holdings may not be representative of the Fund's future investments.

14

PORTFOLIO RESULTS Small Cap Value Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31,2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 16.73%, 15.88%, 15.86%, 17.23% and 16.64%, respectively. These returns compare to the 22.61% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period. The returns in the past year represent a marked change from previous years. In 2003, overwhelming investor optimism sparked by the economic recovery fueled robust gains in the market. During the second half of 2004 and the beginning of 2005, investors more critically assessed the abilities of companies to turn opportunity into profit. While the Fund produced another year of double-digit returns, it lagged the strong gains of its benchmark. The Fund’s relative performance was primarily driven by stock-specific events rather than broad market trends or factors. In particular, several large holdings such as Wabash National Corp., Ditech Communications Corp., and GrafTech International Ltd. all experienced difficult operating environments. Shares of Wabash declined after a large order cancellation and production delays compressed margins in the second quarter of 2005. Ditech declined after it reported earnings that fell short of high revenue expectations. GrafTech’s shares fell as price hikes caused a decline in customer orders. We have pared the Fund’s holdings in Ditech and remain invested in Wabash and GrafTech as we believe both continue to have favorable risk/reward trade-offs. During the period, Fund performance was aided by successful positioning in Energy, as well as strong gains in its holdings in Commercial Metals Co. and OMI Corp. The Fund’s Energy stocks continued to outperform their peers, as commodity prices drove historical returns even higher in the sector. We remain invested in what we believe to be disciplined and attractively valued companies in this sector. Commercial Metals, which manufactures, markets and distributes recycled products, continued to generate strong results with increased revenue as demand remained strong. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital. 15

PORTFOLIO RESULTS Sector Allocation (Percentage of Portfolio) as of August 31,2005
20% 17.1% 15% 13.4% 10% 3.5% basic materials consumer cyclicals consumer staples energy financials health care industrials insurance reits services short-term investments technology transportation utilities 16 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. Portfolio Highlights The following selection of stocks represents a sample of positive contributors to performance over the last twelve months. l Tessera Technologies, Inc.— Shares of Tessera, a developer of semiconductor packaging technology, rose on the back of an improved market outlook and a positive legal settlement in a patent infringement case.

PORTFOLIO RESULTS Range Resources Corp. and Whiting Petroleum Corp. — In the Energy sector, we favor companies with low finding-and-development costs, as well as long-term reserves. Over the reporting period, Range Resources and Whiting Petroleum emerged as the top performers in the sector. Range Resources announced a substantial increase in its reserves while operating at competitively low costs. Whiting Petroleum reported progress on generating additional reserves as well. OMI Corp. — OMI Corp., an oil tanker company, was another top contributor to performance over the fiscal year. At the end of 2004, it announced record revenues, benefiting from increased world oil demand that has created continued strong freight rates. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Small Cap Value Investment Team New York, September 22, 2005 17

FUND BASICS Small Cap Value Fund as of August 31, 2005 Assets Under Management PERFORMANCE REVIEW $2.0 Billion September 1,2004-August 31,2005 Fund Total Return (based on NAV)[1] Russell 2000 Value Index[2] Number of Holdings NASDAQ SYMBOLS 16.73% 15.88 15.86 17.23 16.64 22.61% 22.61 22.61 22.61 22.61 Class A Class B Class C Institutional Service [1]The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. [2]The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Class A Shares Class B Shares Class C Shares Institutional Shares Service Shares STANDARDIZED TOTAL RETURNS[3] For the period ended 6/30/05 OneYear Five Years Ten Years Since Inception Inception Date —— —— —— —— —— — Class A 5.17% 15.55% 12.18% 11.92% 10/22/92 Class B 5.14 15.74 n/a 10.65 5/1/96 Class C 9.39 15.93 n/a 9.34 8/15/97 Institutional 11.70 17.33 n/a 10.61 8/15/97 Service 11.13 16.75 12.72[4] 12.34[4] 10/22/92 —— —— —— —— —— — [3]The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. [4]Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares. The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 8/31/05[5] Holding % of Net Assets Line of Business 18 Wabash National Corp. 1.9% Parts & Equ ipment Range Resources Corp. 1.6 Energy Resources iShares Russell 2000 Value Index Fund 1.5 Specialty Financials Accredited Home Lenders Holding Co. 1.4 Specialty Financials Whiting Petroleum Corp. 1.4 Energy Resources West Corp. 1.3 Telephone Hughes Supply, Inc. 1.2 Construction PFF Bancorp, Inc. 1.2 Regional Banks Caraustar Industries, Inc. 1.1 Paper & Packaging Citizens Banking Corp. 1.1 Regional Banks —— -— — [5]The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares may vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 15, 1999 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced December 15, 1999)
Excluding sales charges	6.03%	6.10%	15.16%
Including sales charges	4.99%	4.92%	8.80%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	5.21%	5.30%	14.35%
Including contingent deferred sales charges	5.07%	4.96%	9.31%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	5.21%	5.31%	14.28%
Including contingent deferred sales charges	5.21%	5.31%	13.27%

Institutional Class (commenced December 15, 1999)	6.41%	6.52%	15.61%

Service Class (commenced December 15, 1999)	5.98%	6.08%	15.08%

 GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 96.6%

Biotechnology – 2.1%
142,254	Amgen, Inc.*	$11,366,094
242,405	MedImmune, Inc.*	7,255,182

		18,621,276

Brokers – 2.8%
134,277	Lehman Brothers Holdings, Inc.(a)	14,187,708
214,188	Morgan Stanley	10,895,743

		25,083,451

Chemical – 2.0%
144,233	Rohm & Haas Co.	6,261,155
269,885	The Dow Chemical Co.	11,659,032

		17,920,187

Computer Hardware – 1.4%
79,416	CDW Corp.	4,691,897
280,280	Hewlett-Packard Co.	7,780,573

		12,472,470

Computer Software – 5.1%
489,214	Activision, Inc.*	10,933,933
52,769	International Business Machines Corp.	4,254,237
901,192	Microsoft Corp.	24,692,661
518,059	Oracle Corp.*	6,719,225

		46,600,056

Consumer Durables – 1.0%
291,612	Masco Corp.	8,946,656

Defense/ Aerospace – 2.3%
143,424	General Dynamics Corp.	16,434,956
66,155	The Boeing Co.	4,433,708

		20,868,664

Diversified Energy – 2.1%
830,675	The Williams Companies, Inc.	18,640,347

Drugs – 3.3%
190,902	Abbott Laboratories	8,615,407
827,130	Pfizer, Inc.	21,067,001

		29,682,408

Electrical Utilities – 6.0%
58,900	Dominion Resources, Inc.	4,504,672
258,572	Entergy Corp.	19,369,629
129,128	Exelon Corp.	6,958,708
114,170	FirstEnergy Corp.	5,826,095
554,342	PPL Corp.	17,716,770

		54,375,874

Energy Resources – 13.6%
264,143	Burlington Resources, Inc.	19,491,112
256,108	ConocoPhillips	16,887,762
356,987	EOG Resources, Inc.	22,786,480
877,096	Exxon Mobil Corp.	52,538,051
133,788	Noble Energy, Inc.	11,792,074

		123,495,479

Financial Technology – 1.5%
322,685	First Data Corp.	13,407,562

Food & Beverage – 0.6%
191,088	Kraft Foods, Inc.	5,923,728

Home Products – 2.1%
224,592	Newell Rubbermaid, Inc.	5,262,190
249,308	The Procter & Gamble Co.	13,831,608

		19,093,798

Hotel & Leisure – 0.7%
87,943	Harrah’s Entertainment, Inc.	6,117,315

Large Banks – 11.9%
851,763	Bank of America Corp.	36,651,362
978,924	Citigroup, Inc.	42,847,503
835,613	J.P. Morgan Chase & Co.(a)	28,318,925

		107,817,790

Media – 5.8%
100,288	Lamar Advertising Co.*	4,033,584
636,773	News Corp.	10,322,090
576,594	The Walt Disney Co.	14,524,403
1,319,349	Time Warner, Inc.	23,642,734

		52,522,811

Medical Products – 1.2%
265,250	Baxter International, Inc.	10,697,533

Motor Vehicle – 1.1%
229,729	Autoliv, Inc.	10,222,941

Oil Services – 3.4%
299,374	Baker Hughes, Inc.	17,588,223
208,955	BJ Services Co.	13,180,881

		30,769,104

Paper & Packaging – 0.9%
377,168	Packaging Corp. of America	7,905,441

Parts & Equipment – 4.1%
238,022	American Standard Companies, Inc.	10,853,803
482,848	Tyco International Ltd.	13,437,660
253,132	United Technologies Corp.	12,656,600

		36,948,063

Property Insurance – 4.4%
100,757	American International Group, Inc.	5,964,814
71,944	Everest Re Group Ltd.	6,661,295
110,378	PartnerRe Ltd.	6,699,945
216,604	RenaissanceRe Holdings Ltd. Series B	9,814,327
113,052	Willis Group Holdings Ltd.	3,956,820
90,786	XL Capital Ltd.	6,309,627

		39,406,828

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Regional Banks – 2.5%
395,434	KeyCorp	$13,096,774
165,854	PNC Financial Services Group	9,325,971

		22,422,745

REITs – 2.0%
191,197	Apartment Investment & Management Co.	7,628,760
120,212	iStar Financial, Inc.	4,985,192
131,518	Liberty Property Trust	5,707,881

		18,321,833

Retail Apparel – 1.8%
384,455	The Gap, Inc.	7,308,489
223,793	The Home Depot, Inc.	9,023,334

		16,331,823

Specialty Financials – 1.6%
297,016	Countrywide Financial Corp.	10,036,171
68,184	Freddie Mac	4,116,950

		14,153,121

Telephone – 3.6%
899,784	SBC Communications, Inc.	21,666,799
426,849	Sprint Nextel Corp.	11,068,194

		32,734,993

Thrifts – 2.3%
342,674	Golden West Financial Corp.	20,899,687

Tobacco – 1.4%
174,812	Altria Group, Inc.	12,359,208

Transports – 0.5%
373,095	Southwest Airlines Co.	4,969,625

Trust/ Processors – 1.5%
452,200	The Bank of New York Co., Inc.	13,823,754

TOTAL COMMON STOCKS
(Cost $800,392,767)		$873,556,571

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.6%

Joint Repurchase Agreement Account II
$23,600,000	3.60%	09/01/2005	$23,600,000
Maturity Value: $23,602,361
(Cost $23,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $823,992,767)			$897,156,571

Shares	Description	Value
Securities Lending Collateral – 2.6%

23,725,000	Boston Global Investment Trust – Enhanced Portfolio	$23,725,000
(Cost $23,725,000)

TOTAL INVESTMENTS – 101.8%
(Cost $847,717,767)		$920,881,571

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on February 5, 1993 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund’s new benchmark, the Russell 1000 Value Index (with dividends reinvested), as well as the Fund’s former benchmark, the Standard and Poor’s 500 Index (with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Growth and Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 5, 1993 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced February 5, 1993)
Excluding sales charges	8.37%	6.64%	1.56%	13.37%
Including sales charges	7.89%	6.04%	0.42%	7.14%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.99%	n/a	0.80%	12.50%
Including contingent deferred sales charges	4.99%	n/a	0.40%	7.46%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	0.65%	n/a	0.80%	12.49%
Including contingent deferred sales charges	0.65%	n/a	0.80%	11.49%

Institutional Class (commenced June 3, 1996)	6.04%	n/a	1.96%	13.83%

Service Class (commenced March 6, 1996)	5.68%	n/a	1.46%	13.24%

GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 96.8%

Brokers – 2.0%
80,700	Lehman Brothers Holdings, Inc.	$8,526,762
243,300	Morgan Stanley	12,376,671

		20,903,433

Chemical – 2.3%
251,934	Rohm & Haas Co.	10,936,455
316,269	The Dow Chemical Co.	13,662,821

		24,599,276

Computer Hardware – 0.5%
98,413	CDW Corp.	5,814,240

Computer Software – 4.1%
580,297	Activision, Inc.*	12,969,638
23,200	International Business Machines Corp.	1,870,384
779,065	Microsoft Corp.	21,346,381
510,970	Oracle Corp.*	6,627,281

		42,813,684

Consumer Durables – 1.0%
336,916	Masco Corp.	10,336,583

Defense/Aerospace – 1.7%
153,042	General Dynamics Corp.	17,537,083

Diversified Energy – 0.5%
74,100	Equitable Resources, Inc.	5,587,140

Drugs – 4.5%
225,857	Abbott Laboratories	10,192,926
208,200	Bristol-Myers Squibb Co.	5,094,654
1,249,680	Pfizer, Inc.	31,829,350

		47,116,930

Electrical Utilities – 7.3%
198,548	Dominion Resources, Inc.(a)	15,184,951
273,008	Entergy Corp.	20,451,029
308,251	Exelon Corp.	16,611,647
133,296	FirstEnergy Corp.	6,802,095
574,094	PPL Corp.	18,348,044

		77,397,766

Energy Resources – 13.3%
326,012	Burlington Resources, Inc.	24,056,426
547,707	Chevron Corp.	33,629,210
331,932	ConocoPhillips	21,887,596
1,009,286	Exxon Mobil Corp.	60,456,231

		140,029,463

Environmental & Other Services – 1.0%
381,193	Waste Management, Inc.	10,456,124

Financial Technology – 0.9%
226,099	First Data Corp.	9,394,413

Food & Beverage – 1.8%
278,274	Kraft Foods, Inc.	8,626,494
157,162	Unilever NV	10,875,610

		19,502,104

Home Products – 2.2%
271,235	Newell Rubbermaid, Inc.	6,355,036
77,219	The Clorox Co.	4,445,498
221,865	The Procter & Gamble Co.	12,309,070

		23,109,604

Large Banks – 12.8%
1,086,357	Bank of America Corp.	46,745,942
1,051,401	Citigroup, Inc.	46,019,822
928,099	J.P. Morgan Chase & Co.	31,453,275
348,400	U.S. Bancorp	10,180,248

		134,399,287

Media – 3.1%
333,651	News Corp.	5,408,483
543,555	The Walt Disney Co.	13,692,150
733,513	Time Warner, Inc.	13,144,553

		32,245,186

Medical Products – 1.3%
348,041	Baxter International, Inc.	14,036,493

Motor Vehicle – 0.7%
175,266	Autoliv, Inc.	7,799,337

Oil Refining – 2.0%
131,300	Energy Transfer Partners L.P.	4,856,787
205,900	Enterprise Products Partners L.P.(a)	4,999,252
319,000	Magellan Midstream Partners L.P.(a)	10,527,000
29,600	Williams Partners L.P.*	769,008

		21,152,047

Oil Services – 1.2%
108,300	Baker Hughes, Inc.	6,362,625
92,685	BJ Services Co.	5,846,570

		12,209,195

Paper & Packaging – 1.0%
528,974	Packaging Corp. of America	11,087,295

Parts & Equipment – 3.8%
159,653	American Standard Companies, Inc.	7,280,177
521,304	Tyco International Ltd.	14,507,890
366,002	United Technologies Corp.	18,300,100

		40,088,167

Property Insurance – 5.0%
214,196	PartnerRe Ltd.	13,001,697
263,592	RenaissanceRe Holdings Ltd. Series B	11,943,354
229,790	The Allstate Corp.	12,916,496
222,453	Willis Group Holdings Ltd.	7,785,855
105,719	XL Capital Ltd.(a)	7,347,470

		52,994,872

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Regional Banks – 3.6%
499,068	KeyCorp	$16,529,132
375,843	PNC Financial Services Group	21,133,652

		37,662,784

REITs – 4.7%
238,117	Apartment Investment & Management Co.	9,500,868
221,450	Developers Diversified Realty Corp.	10,627,385
480,272	iStar Financial, Inc.	19,916,880
245,630	Plum Creek Timber Co., Inc.	9,026,903

		49,072,036

Retail Apparel – 2.3%
64,108	Federated Department Stores, Inc.	4,422,166
222,727	J. C. Penney Co., Inc.	10,831,214
446,955	The Gap, Inc.	8,496,615

		23,749,995

Specialty Financials – 3.3%
257,903	Alliance Capital Management Holding L.P.	11,404,471
139,694	American Capital Strategies Ltd.(a)	5,270,654
282,034	Countrywide Financial Corp.	9,529,929
78,700	Freddie Mac	4,751,906
104,731	Washington Mutual, Inc.	4,354,715

		35,311,675

Telephone – 4.9%
1,295,700	SBC Communications, Inc.	31,200,456
406,892	Sprint Nextel Corp.	10,550,710
297,820	Verizon Communications, Inc.	9,741,692

		51,492,858

Thrifts – 1.2%
205,591	Golden West Financial Corp.	12,538,995

Tobacco – 1.4%
207,517	Altria Group, Inc.	14,671,452

Transports – 0.5%
73,200	United Parcel Service, Inc. Class B	5,189,148

Trust/ Processors – 0.9%
301,048	The Bank of New York Co., Inc.	9,203,037

TOTAL COMMON STOCKS
(Cost $907,994,111)		$1,019,501,702

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.8%

Joint Repurchase Agreement Account II
$29,400,000	3.60%	09/01/2005	$29,400,000
Maturity Value: $29,402,941
(Cost $29,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $937,394,111)			$1,048,901,702

Shares	Description	Value
Securities Lending Collateral – 2.7%

28,848,175	Boston Global Investment Trust – Enhanced Portfolio	$28,848,175
(Cost $28,848,175)

TOTAL INVESTMENTS – 102.3%
(Cost $966,242,286)		$1,077,749,877

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on August 1, 1995 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Mid Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Mid Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 1, 1995 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	11.24%	n/a	16.51%	28.68%
Including sales charges	10.46%	n/a	15.20%	21.62%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	10.44%	n/a	15.64%	27.76%
Including contingent deferred sales charges	10.44%	n/a	15.38%	22.39%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	10.44%	n/a	15.64%	27.73%
Including contingent deferred sales charges	10.44%	n/a	15.64%	26.66%

Institutional Class (commenced August 1, 1995)	15.08%	15.06%	16.97%	29.20%

Service Class (commenced July 18, 1997)	11.42%	n/a	16.43%	28.55%

 GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 97.3%

Biotechnology – 1.6%
2,486,146	MedImmune, Inc.*	$74,410,350

Brokers – 1.4%
653,050	The Bear Stearns Companies, Inc.	65,631,525

Chemical – 3.1%
1,673,081	Agrium, Inc.	35,971,242
466,938	Carlisle Cos., Inc.	28,866,107
1,330,749	Chemtura Corp.	22,835,653
1,244,578	Rohm & Haas Co.	54,027,131

		141,700,133

Computer Hardware – 4.9%
476,347	Amphenol Corp.	20,201,876
1,079,069	Avocent Corp.*	35,954,579
657,340	CDW Corp.	38,835,647
1,447,085	Ingram Micro, Inc.*	25,338,459
1,391,920	Tech Data Corp.*	50,958,191
708,350	Xerox Corp.*	9,498,974
1,265,048	Zebra Technologies Corp.*	47,262,193

		228,049,919

Computer Software – 1.3%
2,627,519	Activision, Inc.*	58,725,050

Construction – 1.9%
1,428,735	Lennar Corp.(a)	88,724,444

Consumer Durables – 2.3%
837,359	Mohawk Industries, Inc.*	71,493,711
813,628	The Stanley Works	37,223,481

		108,717,192

Defense/ Aerospace – 2.6%
760,875	Alliant Techsystems, Inc.*	58,534,114
1,276,204	Rockwell Collins, Inc.	61,423,698

		119,957,812

Diversified Energy – 2.7%
3,745,007	The Williams Companies, Inc.	84,037,957
884,465	Western Gas Resources, Inc.	42,454,320

		126,492,277

Drugs – 1.3%
1,194,917	Charles River Laboratories International, Inc.*	60,725,682

Electrical Utilities – 10.4%
657,849	CMS Energy Corp.*	10,591,369
1,798,196	Edison International	80,972,766
1,246,591	Entergy Corp.	93,382,132
593,970	FirstEnergy Corp.	30,310,289
2,622,355	PG&E Corp.	98,390,760
655,842	PNM Resources, Inc.	19,399,806
3,143,394	PPL Corp.	100,462,872
177,810	Public Service Enterprise Group, Inc.	11,477,636
971,891	Wisconsin Energy Corp.	38,068,970

		483,056,600

Energy Resources – 6.1%
2,052,690	EOG Resources, Inc.	$131,023,203
1,012,002	Noble Energy, Inc.	89,197,856
1,850,669	Range Resources Corp.	64,458,801

		284,679,860

Environmental & Other Services – 1.2%
1,565,531	Republic Services, Inc.	56,719,188

Food & Beverage – 2.5%
2,085,329	Archer-Daniels-Midland Co.	46,940,756
1,706,272	Smithfield Foods, Inc.*	47,519,675
802,573	The Pepsi Bottling Group, Inc.	23,659,852

		118,120,283

Gas Utilities – 2.2%
2,436,606	AGL Resources, Inc.	91,007,234
300,501	Energen Corp.	11,515,198

		102,522,432

Health Insurance – 1.6%
1,573,742	Health Net, Inc.*	72,565,244

Home Products – 2.5%
2,503,579	Newell Rubbermaid, Inc.	58,658,856
974,034	The Clorox Co.	56,075,137

		114,733,993

Hotel & Leisure – 1.8%
627,869	Callaway Golf Co.	9,361,527
427,942	Harrah’s Entertainment, Inc.	29,767,646
2,011,073	Hilton Hotels Corp.	46,596,561

		85,725,734

Information Services – 0.8%
4,267,956	BearingPoint, Inc.*	34,911,880

Life Insurance – 1.3%
1,114,188	Torchmark Corp.	58,762,275

Media – 1.0%
1,148,790	Lamar Advertising Co.*	46,204,334

Medical Providers – 1.7%
1,395,686	Apria Healthcare Group, Inc.*	47,774,332
2,817,433	WebMD Corp.*(a)	30,879,065

		78,653,397

Mining – 0.5%
432,839	Allegheny Technologies, Inc.	11,955,013
192,370	Carpenter Technology Corp.	10,715,009

		22,670,022

Motor Vehicle – 1.2%
585,774	Autoliv, Inc.	26,066,943
828,133	Lear Corp.	31,220,614

		57,287,557

Oil Refining – 0.6%
761,704	Frontier Oil Corp.	27,916,452

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Oil Services – 1.7%
1,262,327	BJ Services Co.	$79,627,587

Paper & Packaging – 0.7%
1,549,708	Packaging Corp. of America	32,481,880

Parts & Equipment – 2.8%
1,610,166	American Standard Companies, Inc.	73,423,570
854,343	Cooper Industries Ltd.	56,762,549

		130,186,119

Property Insurance – 6.6%
1,123,752	AMBAC Financial Group, Inc.	77,066,912
685,321	Everest Re Group Ltd.	63,453,871
688,682	PartnerRe Ltd.	41,802,998
1,129,653	RenaissanceRe Holdings Ltd. Series B	51,184,578
916,994	The PMI Group, Inc.	37,101,577
959,182	Willis Group Holdings Ltd.(a)	33,571,370

		304,181,306

Publishing – 1.8%
2,101,158	Dow Jones & Co., Inc.(a)	85,832,304

Regional Banks – 6.3%
446,703	Commerce Bancshares, Inc.	23,889,676
1,758,599	FirstMerit Corp.(a)	49,170,428
1,451,553	KeyCorp	48,075,435
834,285	M&T Bank Corp.	88,951,467
1,180,073	Zions Bancorp.	82,439,900

		292,526,906

REITs – 6.6%
1,216,464	Apartment Investment & Management Co.	48,536,913
1,062,315	Developers Diversified Realty Corp.	50,980,497
625,309	Equity Residential	23,617,921
294,648	Healthcare Realty Trust, Inc.	11,402,878
1,908,522	iStar Financial, Inc.	79,146,407
1,745,883	Plum Creek Timber Co., Inc.	64,161,200
768,386	Prentiss Properties Trust	29,536,758

		307,382,574

Retail Apparel – 5.4%
1,502,202	Federated Department Stores, Inc.	103,621,894
1,615,185	J. C. Penney Co., Inc.	78,546,446
1,291,137	Ross Stores, Inc.	32,123,489
1,147,414	The Talbots, Inc.	35,225,610

		249,517,439

Semiconductors – 1.0%
882,178	Freescale Semiconductor, Inc.*(a)	21,066,411
798,289	Tessera Technologies, Inc.*	26,487,229

		47,553,640

Specialty Financials – 2.1%
576,459	American Capital Strategies Ltd.	21,749,798
1,691,544	CIT Group, Inc.	76,593,112

		98,342,910

Tobacco – 0.9%
510,630	Reynolds American, Inc.(a)	42,862,282

Transports – 1.8%
427,869	Landstar System, Inc.	15,540,202
651,714	Norfolk Southern Corp.	23,207,536
949,468	Teekay Shipping Corp.(a)	43,817,948

		82,565,686

Trust/ Processors – 1.1%
977,225	Northern Trust Corp.	48,704,894

TOTAL COMMON STOCKS
(Cost $3,965,524,035)		$4,519,429,162

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement(b) – 4.0%

Joint Repurchase Agreement Account II
$186,400,000	3.60%	09/01/2005	$186,400,000
Maturity Value: $186,418,645
(Cost $186,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,151,924,035)			$4,705,829,162

Shares	Description	Value
Securities Lending Collateral – 3.8%

174,080,550	Boston Global Investment Trust – Enhanced Portfolio	$174,080,550
(Cost $174,080,550)

TOTAL INVESTMENTS – 105.1%
(Cost $4,326,004,585)		$4,879,909,712

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 33.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Small Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested October 22, 1992 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced October 22, 1992)
Excluding sales charges	12.51%	12.12%	15.09%	16.73%
Including sales charges	12.02%	11.49%	13.79%	10.33%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	10.80%	n/a	14.22%	15.88%
Including contingent deferred sales charges	10.80%	n/a	13.97%	10.54%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.53%	n/a	14.18%	15.86%
Including contingent deferred sales charges	9.53%	n/a	14.18%	14.79%

Institutional Class (commenced August 15, 1997)	10.81%	n/a	15.55%	17.23%

Service Class (commenced August 15, 1997)	10.27%	n/a	14.97%	16.64%

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 97.3%

Biotechnology – 0.6%
549,643	Medarex, Inc.*(a)	$5,523,912
97,835	United Therapeutics Corp.*	6,868,996

		12,392,908

Brokers – 0.1%
162,415	optionsXpress Holdings, Inc.(a)	2,785,417

Chemical – 2.6%
596,165	Agrium, Inc.	12,817,547
445,205	Albemarle Corp.	16,165,394
7,979	American Vanguard Corp.(a)	159,580
213,627	Minerals Technologies, Inc.	13,020,566
228,104	NuCo2, Inc.*(a)	5,711,724
292,645	Penford Corp.	4,243,352

		52,118,163

Computer Hardware – 3.3%
648,629	Ditech Communications Corp.*	4,773,910
601,276	Hutchinson Technology, Inc.*(a)	15,873,686
47,870	Imation Corp.	2,015,806
1,009,127	Insight Enterprises, Inc.*	19,001,861
1,138,711	McDATA Corp.*	6,126,265
627,002	Mobility Electronics, Inc.*(a)	6,865,672
121,175	Palm, Inc.*(a)	4,141,762
163,206	ScanSource, Inc.*	7,288,780
26,829	SYNNEX Corp.*	445,093

		66,532,835

Computer Software – 1.9%
4,139,313	Atari, Inc.*	5,256,927
1,213,929	Citadel Security Software, Inc.*(a)	1,056,118
524,605	Epicor Software Corp.*	6,998,231
80,014	Hyperion Solutions Corp.*	3,470,207
501,672	Take-Two Interactive Software, Inc.*(a)	11,939,794
253,964	The Ultimate Software Group, Inc.*	4,634,843
1,077,085	Viisage Technology, Inc.*(a)	4,653,007

		38,009,127

Construction – 3.7%
128,031	Beazer Homes USA, Inc.(a)	7,994,256
187,851	Champion Enterprises, Inc.*	2,504,054
738,996	Comfort Systems USA, Inc.*	6,081,937
229,531	ElkCorp	8,171,303
761,014	Hughes Supply, Inc.	24,086,093
377,174	Infrasource Services, Inc.*	5,657,610
360,835	Lennox International, Inc.	8,800,766
98,914	Texas Industries, Inc.	5,916,046
38,280	Trex Co., Inc.*(a)	922,931
90,643	WCI Communities, Inc.*(a)	2,734,699

		72,869,695

Consumer Durables – 0.4%
365,871	Select Comfort Corp.*	7,072,287

Defense/ Aerospace – 0.8%
360,258	Ducommun, Inc.*	$7,475,353
286,409	EDO Corp.	8,045,229

		15,520,582

Drugs – 0.6%
351,958	PAREXEL International Corp.*	6,820,946
229,133	Salix Pharmaceuticals Ltd.*	4,669,731

		11,490,677

Electrical Utilities – 2.5%
225,238	Avista Corp.	4,378,627
79,706	Central Vermont Public Service Corp.	1,522,385
347,407	Cleco Corp.	7,990,361
982,642	El Paso Electric Co.*	20,596,176
53,794	MGE Energy, Inc.	2,000,599
251,797	Sierra Pacific Resources*(a)	3,671,200
12,739	Unisource Energy Corp.	424,081
403,501	Westar Energy, Inc.	9,692,094

		50,275,523

Energy Resources – 3.5%
483,412	Parallel Petroleum Corp.*	6,250,517
79,171	Petroleum Development Corp.*	3,008,498
893,346	Range Resources Corp.	31,115,241
45,882	Southern Union Co.*	1,129,621
632,946	Whiting Petroleum Corp.*	27,419,221

		68,923,098

Environmental & Other Services – 1.7%
256,721	ITT Educational Services, Inc.*	13,051,696
160,707	Medical Staffing Network Holdings, Inc.*(a)	928,886
132,733	School Specialty, Inc.*	6,359,238
149,438	TRC Companies, Inc.*	2,241,570
311,922	Waste Connections, Inc.*	11,023,324

		33,604,714

Food & Beverage – 1.0%
212,790	American Italian Pasta Co.(a)	2,347,074
253,985	Corn Products International, Inc.	5,719,742
59,218	Hain Celestial Group, Inc.*	1,117,444
583,277	Sensient Technologies Corp.(a)	10,948,109

		20,132,369

Gas Utilities – 1.4%
437,986	Northwest Natural Gas Co.	16,109,125
210,035	South Jersey Industries, Inc.	6,187,631
221,448	Southwest Gas Corp.	6,072,104

		28,368,860

Home Products – 2.4%
73,732	Chattem, Inc.*	2,856,378
847,581	Elizabeth Arden, Inc.*	18,833,250
297,761	Helen of Troy Ltd.*(a)	6,777,040
805,790	Oneida Ltd.*(a)	1,611,580

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Home Products – (continued)
1,135,668	Playtex Products, Inc.*	$12,287,928
478,373	Prestige Brands Holdings, Inc.*	6,156,660

		48,522,836

Hotel & Leisure – 1.3%
446,183	Aztar Corp.*	14,902,512
923,867	K2, Inc.*	11,502,144

		26,404,656

Information Services – 2.3%
654,403	BearingPoint, Inc.*	5,353,017
3,942	Kanbay International, Inc.*	87,867
2,924,783	Lionbridge Technologies, Inc.*(b)	19,654,542
27,877	MAXIMUS, Inc.	1,049,848
476,008	MTC Technologies, Inc.*	16,260,433
135,128	Resources Connection, Inc.*	3,918,712

		46,324,419

Internet – 0.4%
1,773,481	Autobytel, Inc.*(a)	8,867,405

Large Banks – 0.5%
610,891	The Bancorp, Inc.*	10,183,553

Life Insurance – 0.5%
121,251	StanCorp Financial Group, Inc.	9,803,143

Media – 0.6%
367,780	ADVO, Inc.	12,041,117

Medical Products – 1.6%
339,574	Abaxis, Inc.*	3,894,914
485,441	Conceptus, Inc.*(a)	5,087,422
443,986	NDCHealth Corp.	8,351,377
751,313	PSS World Medical, Inc.*	10,886,525
822,518	ThermoGenesis Corp.*(a)	4,449,822

		32,670,060

Medical Providers – 0.6%
62,739	Psychiatric Solutions, Inc.*	2,998,924
1,502,824	Radiologix, Inc.*(b)	6,086,437
93,758	United Surgical Partners International, Inc.*	3,591,850

		12,677,211

Mining – 2.6%
563,036	Commercial Metals Co.	16,851,667
903,440	Earle M. Jorgensen Co.*	9,233,157
537,904	Mueller Industries, Inc.	14,098,464
452,827	Oregon Steel Mills, Inc.*	10,179,551
83,567	Schnitzer Steel Industries, Inc.	2,390,016

		52,752,855

Motor Vehicle – 2.2%
415,559	American Axle & Manufacturing Holdings, Inc.(a)	10,787,911
577,553	Commercial Vehicle Group, Inc.*	11,972,674
390,310	LoJack Corp.*	8,231,638
743,245	Tenneco Automotive, Inc.*	13,475,032

		44,467,255

Oil Refining – 0.3%
165,259	Frontier Oil Corp.	6,056,742

Oil Services – 1.1%
101,653	Hydril Co.*	6,963,230
248,269	Oil States International, Inc.*	8,605,004
83,609	Superior Well Services, Inc.*	1,839,398
220,846	Willbros Group, Inc.*(a)	3,816,219

		21,223,851

Paper & Packaging – 1.8%
1,915,718	Caraustar Industries, Inc.*(b)	22,241,486
236,143	Universal Forest Products, Inc.	12,853,264

		35,094,750

Parts & Equipment – 6.3%
285,493	Actuant Corp.*	12,104,903
115,026	Applied Industrial Technologies, Inc.	4,130,584
245,306	Baldor Electric Co.	6,051,699
329,211	CyberOptics Corp.*	4,529,943
194,852	Franklin Electric Co., Inc.	8,232,497
3,205,899	GrafTech International Ltd.*	19,043,040
834,811	Lydall, Inc.*(b)	7,321,293
380,472	Modtech Holdings, Inc.*(a)	3,447,076
58,147	MTS Systems Corp.	2,396,819
72,928	Tennant Co.	2,766,888
191,640	Terex Corp.*	9,348,199
232,079	W-H Energy Services, Inc.*	7,530,964
1,841,846	Wabash National Corp.(a)(b)	38,347,234

		125,251,139

Property Insurance – 3.8%
222,450	Aspen Insurance Holdings Ltd.	6,039,518
193,931	Donegal Group, Inc.	4,413,870
280,279	National Atlantic Holdings Corp.*	3,080,266
147,633	NYMAGIC, Inc.	3,580,100
324,511	ProAssurance Corp.*(a)	14,294,710
626,239	ProCentury Corp.	6,262,390
376,453	PXRE Group Ltd.	8,767,590
447,857	Republic Companies Group, Inc.*(a)	6,113,248
344,069	RLI Corp.	15,861,581
182,705	The Navigators Group, Inc.*	6,771,047

		75,184,320

Publishing – 0.7%
489,133	Journal Register Co.*	9,171,244
216,523	LECG Corp.*	4,986,525

		14,157,769

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Regional Banks – 10.9%
242,859	Alabama National BanCorporation	$15,953,408
157,177	Alliance Bankshares Corp.*	2,569,844
228,430	Berkshire Hills Bancorp, Inc.	7,366,868
624,592	Brookline Bancorp, Inc.	9,643,700
633,991	Cardinal Financial Corp.*	6,333,570
333,170	Central Pacific Financial Corp.	11,521,019
724,871	Citizens Banking Corp.	21,956,343
1,459,619	First Niagara Financial Group, Inc.	20,682,801
123,888	First Oak Brook Bancshares, Inc.	3,763,717
289,523	IBERIABANK Corp.	14,620,886
87,329	Interchange Financial Services Corp.	1,534,371
177,028	Investors Financial Services Corp.(a)	6,217,223
433,828	Main Street Banks, Inc.(a)	11,622,252
356,948	Midwest Banc Holdings, Inc.	8,538,196
413,833	Millennium Bankshares Corp.*	3,190,652
831,960	PFF Bancorp, Inc.	24,734,171
248,033	Placer Sierra Bancshares	6,629,922
141,402	Prosperity Bancshares, Inc.	4,131,766
361,052	Signature Bank*	10,827,949
170,746	Southcoast Financial Corp.*(b)	3,893,018
168,096	Sterling Bancorp.	3,725,007
80,819	Sun Bancorp, Inc.*	1,737,609
167,468	Texas United Bancshares, Inc.	3,299,120
12,180	UMB Financial Corp.	802,053
380,638	United Community Banks, Inc.	10,429,481
37,368	West Coast Bancorp	967,458

		216,692,404

REITs – 10.4%
341,200	Acadia Realty Trust	6,039,240
271,831	Agree Realty Corp.	8,046,198
87,915	American Campus Communities, Inc.	2,070,398
413,819	BioMed Reality Trust, Inc.	10,233,744
487,027	Brandywine Realty Trust	15,536,161
493,291	Capital Automotive REIT(a)	17,694,348
680,425	Commercial Net Lease Realty	13,588,087
92,445	Corporate Office Properties Trust	3,220,784
379,417	Correctional Properties Trust	11,101,741
151,288	Digital Realty Trust, Inc.	2,877,498
176,410	Entertainment Properties Trust	8,037,240
226,592	Hersha Hospitality Trust	2,293,111
163,397	KKR Financial Corp.	3,821,856
309,339	LaSalle Hotel Properties	10,446,378
433,885	Lexington Corporate Properties Trust	9,979,355
1,248,281	MFA Mortgage Investments, Inc.	8,413,414
605,906	Omega Healthcare Investors, Inc.	8,046,432
333,648	Parkway Properties, Inc.	16,128,544
145,182	Post Properties, Inc.	5,386,252
365,587	Prentiss Properties Trust	14,053,164
557,104	RAIT Investment Trust	16,651,839
201,583	Spirit Finance Corp.	2,148,875
177,032	Town & Country Trust(a)	4,956,896
317,588	U-Store-It Trust	6,529,609

		207,301,164

Restaurants – 1.5%
791,510	Buca, Inc.*(a)	4,353,305
253,160	California Pizza Kitchen, Inc.*	7,491,005
349,149	CEC Entertainment, Inc.*	11,972,319
508,980	Fox & Hound Restaurant Group*(b)	6,000,874

		29,817,503

Retail Apparel – 4.9%
845,680	Aaron Rents, Inc.	18,731,812
537,270	Big Lots, Inc.*	6,345,159
576,794	Brookstone, Inc.*	11,385,914
414,084	Fossil, Inc.*	9,105,707
253,558	K-Swiss, Inc.	7,769,017
233,138	Kellwood Co.	5,707,218
454,357	Sharper Image Corp.*(a)	6,106,558
206,483	The Dress Barn, Inc.*	4,955,592
948,334	The Gymboree Corp.*	14,575,894
156,961	Tuesday Morning Corp.	4,542,451
324,555	Zale Corp.*	9,055,084

		98,280,406

Semiconductors – 2.7%
745,832	Aeroflex, Inc.*	6,928,779
119,794	Fairchild Semiconductor International, Inc.*	2,018,529
1,761,568	Integrated Device Technology, Inc.*	18,848,778
39,289	Power Integrations, Inc.*	869,073
1,084,938	Skyworks Solutions, Inc.*	8,180,432
497,174	Tessera Technologies, Inc.*	16,496,233

		53,341,824

Specialty Financials – 5.2%
709,697	Accredited Home Lenders Holding Co.*(a)	28,430,462
245,058	Affiliated Managers Group, Inc.*(a)	17,793,661
162,645	CapitalSource, Inc.*	3,220,371
363,482	Financial Federal Corp.(a)	14,193,972
459,537	iShares Russell 2000 Value Index Fund(a)	30,595,973
1,138,275	Knight Capital Group, Inc.*	9,584,276

		103,818,715

Telecom Equipment – 0.7%
307,499	Anixter International, Inc.*	11,740,312
54,349	Black Box Corp.	2,335,376

		14,075,688

Telephone – 2.1%
481,529	Alaska Communications Systems Group, Inc.(a)	5,214,959
581,377	Cincinnati Bell, Inc.*	2,517,362

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Telephone – (continued)
215,221	Iowa Telecommunications Services, Inc.	$4,005,263
336,235	Valor Communications Group, Inc.	4,683,754
669,873	West Corp.*	25,950,880

		42,372,218

Thrifts – 2.0%
505,705	BankUnited Financial Corp.	11,934,638
505,264	Fidelity Bankshares, Inc.	15,213,499
298,659	Irwin Financial Corp.	6,271,839
739,557	NetBank, Inc.	6,404,564

		39,824,540

Transports – 1.9%
1,377,351	AirTran Holdings, Inc.*(a)	14,228,036
132,896	Forward Air Corp.	4,688,571
298,120	Frontier Airlines, Inc.*	3,234,602
289,272	Heartland Express, Inc.	5,762,298
179,246	OMI Corp.	3,428,976
462,558	SCS Transportation, Inc.*	7,424,056

		38,766,539

Trust/ Processors – 0.6%
585,881	Apollo Investment Corp.	11,266,492

Wireless – 1.3%
346,483	Alamosa Holdings, Inc.*	5,994,156
223,027	Leap Wireless International, Inc.*	7,618,602
686,002	Powerwave Technologies, Inc.*(a)	7,189,301
582,682	UbiquiTel, Inc.*	5,051,853

		25,853,912

TOTAL COMMON STOCKS
(Cost $1,631,951,811)		$1,943,190,741

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 3.0%

Joint Repurchase Agreement Account II
$59,800,000	3.60%	09/01/2005	$59,800,000
Maturity Value: $59,805,982
(Cost $59,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,691,751,811)			$2,002,990,741

Shares	Description	Value
Securities Lending Collateral – 12.1%

240,892,940	Boston Global Investment Trust – Enhanced Portfolio	$240,892,940
(Cost $240,892,940)

TOTAL INVESTMENTS – 112.4%
(Cost $1,932,644,751)		$2,243,883,681

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2005, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Large Cap Value	$23,600,000

Growth and Income	29,400,000

Mid Cap Value	186,400,000

Small Cap Value	59,800,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	3.60%	09/01/2005	$1,750,175,000

Barclays Capital PLC	800,000,000	3.60	09/01/2005	800,080,000

Bear Stearns & Co.	600,000,000	3.61	09/01/2005	600,060,166

Deutsche Bank Securities, Inc.	2,000,000,000	3.60	09/01/2005	2,000,200,000

Greenwich Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

J.P. Morgan Securities, Inc.	125,000,000	3.61	09/01/2005	125,012,535

UBS Warburg LLC	350,000,000	3.60	09/01/2005	350,035,000

Wachovia Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

TOTAL	$6,625,000,000			$6,625,662,701

At August 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.75% to 5.25%, due 08/15/2006 to 09/16/2013; Federal Home Loan Mortgage Association, 0.00% to 9.50%, due 06/12/2006 to 09/01/2035 and Federal National Mortgage Association, 2.35% to 10.00%, due 04/05/2007 to 09/01/2035. The aggregate market value of the collateral, including accrued interest, was $6,769,757,519.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Assets and Liabilities

August 31, 2005

Large Cap
Value Fund
Assets:

Investment in securities of unaffiliated issuers, at value (identified cost $823,992,767, $937,394,111, $4,151,924,035 and $1,596,089,378 respectively)	$897,156,571
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $0 and $95,662,433, respectively)	—
Securities lending collateral, at value (which approximates cost)	23,725,000
Cash	73,332
Receivables:
Investment securities sold	10,992,767
Fund shares sold	3,020,676
Dividends and interest	1,783,554
Reimbursement from investment adviser	15,731
Securities lending income	2,501
Other assets	3,931

Total assets	936,774,063

Liabilities:

Payables:
Payable upon return of securities loaned	23,725,000
Investment securities purchased	5,531,600
Fund shares repurchased	1,922,021
Amounts owed to affiliates	834,201
Accrued expenses and other liabilities	108,911

Total liabilities	32,121,733

Net Assets:

Paid-in capital	767,810,077
Accumulated undistributed net investment income	4,191,858
Accumulated net realized gain (loss) on investment transactions	59,486,591
Net unrealized gain on investments	73,163,804

NET ASSETS	$904,652,330

Net Assets:
Class A	$518,375,904
Class B	25,040,016
Class C	37,502,784
Institutional	321,210,747
Service	2,522,879

Shares Outstanding:
Class A	38,696,208
Class B	1,913,307
Class C	2,871,548
Institutional	23,755,242
Service	188,695

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	67,425,000

Net asset value, offering and redemption price per share:(a)
Class A	$13.40
Class B	13.09
Class C	13.06
Institutional	13.52
Service	13.37

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $14.18, $27.04, $39.03 and $45.58, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and	Mid Cap	Small Cap
Income Fund	Value Fund	Value Fund

$1,048,901,702	$4,705,829,162	$1,899,445,857
—	—	103,544,884
28,848,175	174,080,550	240,892,940
10,685	38,745	157,237
9,525,657	9,366,852	7,915,805
3,129,827	17,407,626	5,682,201
2,857,704	7,597,165	747,497
816,144	—	684,365
3,476	34,653	75,866
5,316	14,298	11,707

1,094,098,686	4,914,369,051	2,259,158,359

28,848,175	174,080,550	240,892,940
8,931,557	86,690,332	15,941,614
1,706,575	6,848,375	4,226,329
1,075,777	4,384,273	2,372,510
130,304	251,771	182,235

40,692,388	272,255,301	263,615,628

965,567,492	3,792,683,076	1,562,043,731
2,354,915	10,262,025	4,460,764
(26,023,700)	285,263,522	117,799,306
111,507,591	553,905,127	311,238,930

$1,053,406,298	$4,642,113,750	$1,995,542,731

$924,478,717	$2,714,609,656	$1,071,446,987
92,469,301	234,404,935	107,342,159
16,149,289	360,806,119	129,767,317
19,226,021	1,253,068,871	655,180,353
1,082,970	79,224,169	31,805,915

36,189,644	73,610,832	24,876,808
3,719,996	6,518,073	2,684,720
651,579	10,088,254	3,248,325
743,598	33,715,168	14,810,276
42,405	2,160,737	746,995

41,347,222	126,093,064	46,367,124

$25.55	$36.88	$43.07
24.86	35.96	39.98
24.78	35.76	39.95
25.86	37.17	44.24
25.54	36.67	42.58

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Operations

For the Year Ended August 31, 2005

Large Cap
Value Fund

Investment income:

Dividends — unaffiliated issuers(a)	$15,580,204
Dividends — affiliated issuers	—
Interest (including securities lending income of $20,360, $30,696, $220,427, and $853,499, respectively)	621,356

Total income	16,201,560

Expenses:

Management fees	5,303,521
Distribution and Service fees(b)	1,468,605
Transfer Agent fees(b)	952,788
Custody and accounting fees	163,250
Registration fees	106,360
Printing fees	110,434
Service Share fees	5,495
Professional fees	59,267
Trustee fees	20,103
Other	40,603

Total expenses	8,230,426

Less — expense reductions	(56,299)

Net expenses	8,174,127

NET INVESTMENT INCOME	8,027,433

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commissions recaptured of $93,922, $102,738, $387,643 and $0, respectively)	73,063,247
Net realized loss from investment transactions — affiliated issuers	—
Payment by affiliates to reimburse certain security claims	—
Net change in unrealized gain on investments	14,674,803

Net realized and unrealized gain on investment transactions	87,738,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,765,483

(a)	Foreign taxes withheld on dividends were $18,150, $38,315, and $23,026 for Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class-specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$999,206	$216,778	$252,621	$759,396	$41,188	$47,998	$103,766	$440
Growth and Income	1,987,617	976,163	147,084	1,510,589	185,471	27,946	4,668	477
Mid Cap Value	4,351,797	1,964,249	2,141,418	3,307,366	373,207	406,869	342,477	14,353
Small Cap Value	2,591,593	1,147,869	1,338,256	1,969,610	218,095	254,269	212,285	10,260

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and	Mid Cap	Small Cap
Income Fund	Value Fund	Value Fund

$25,389,861	$46,025,520	$26,779,780
—	—	137,173
676,019	3,887,069	2,628,749

26,065,880	49,912,589	29,545,702

6,436,508	22,825,207	18,413,239
3,110,864	8,457,464	5,077,718
1,729,151	4,444,272	2,664,519
182,560	369,579	328,476
140,546	260,691	96,121
110,434	110,434	110,434
5,960	179,411	128,252
59,267	62,749	63,237
20,103	20,103	20,103
119,144	292,757	158,010

11,914,537	37,022,667	27,060,109

(202,343)	(312,054)	(27,975)

11,712,194	36,710,613	27,032,134

14,353,686	13,201,976	2,513,568

68,982,866	322,362,179	168,805,243
—	—	(2,185,019)
893,155	304,300	339,459
22,063,316	381,185,485	102,375,774

91,939,337	703,851,964	269,335,457

$106,293,023	$717,053,940	$271,849,025

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets

	Large Cap Value Fund

	For the	For the
	Year Ended	Year Ended
	August 31, 2005	August 31, 2004

From operations:

Net investment income (loss)	$8,027,433	$3,027,189
Net realized gain from investment transactions	73,063,247	45,421,141
Payment by affiliates to reimburse certain security claims	—	—
Payments by affiliates for voluntary reimbursements	—	13,020
Net change in unrealized gain on investments	14,674,803	23,422,115

Net increase in net assets resulting from operations	95,765,483	71,883,465

Distributions to shareholders:

From net investment income
Class A Shares	(2,431,764)	(2,016,292)
Class B Shares	(22,089)	(37,231)
Class C Shares	(36,990)	(48,796)
Institutional Shares	(2,582,487)	(1,252,950)
Service Shares	(3,541)	(1,033)
From net realized gain
Class A Shares	(2,271,434)	—
Class B Shares	(139,478)	—
Class C Shares	(128,351)	—
Institutional Shares	(1,622,741)	—
Service Shares	(2,720)	—

Total distributions to shareholders	(9,241,595)	(3,356,302)

From share transactions:

Proceeds from sales of shares	427,796,464	191,594,437
Proceeds received in connection with merger	61,425,577	—
Reinvestment of dividends and distributions	7,008,749	2,577,221
Cost of shares repurchased	(160,017,555)	(126,442,231)

Net increase in net assets resulting from share transactions	336,213,235	67,729,427

TOTAL INCREASE	422,737,123	136,256,590

Net assets:

Beginning of year	481,915,207	345,658,617

End of year	$904,652,330	$481,915,207

Accumulated undistributed net investment income	$4,191,858	$1,649,177

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004

$14,353,686	$5,879,474	$13,201,976	$5,156,409	$2,513,568	$(6,190,942)
68,982,866	63,595,460	322,362,179	177,948,544	166,620,224	112,889,863
893,155	—	304,300	—	339,459	—
—	474,128	—	165,987	—	83,352
22,063,316	42,333,649	381,185,485	57,878,342	102,375,774	73,514,258

106,293,023	112,282,711	717,053,940	241,149,282	271,849,025	180,296,531

(10,994,452)	(5,726,857)	(3,671,900)	(3,742,658)	—	—
(701,859)	(350,666)	—	—	—	—
(104,364)	(45,415)	—	(55,373)	—	—
(196,828)	(58,565)	(3,753,499)	(3,194,090)	—	—
(15,658)	(13,286)	(54,438)	(29,424)	—	—
—	—	(86,851,401)	—	(63,698,172)	(12,926,805)
—	—	(12,288,164)	—	(7,907,495)	(1,995,155)
—	—	(9,399,556)	—	(9,053,298)	(1,803,535)
—	—	(45,371,052)	—	(28,746,568)	(3,145,918)
—	—	(1,393,641)	—	(1,417,611)	(77,865)

(12,013,161)	(6,194,789)	(162,783,651)	(7,021,545)	(110,823,144)	(19,949,278)

307,900,081	223,929,833	2,799,132,512	787,139,098	715,613,326	864,679,578
8,340,631	—	—	—	32,729,837	—
11,735,043	6,056,646	145,409,774	5,938,865	97,777,593	17,178,881
(117,368,089)	(86,227,106)	(567,881,856)	(318,955,110)	(525,719,617)	(412,660,880)

210,607,666	143,759,373	2,376,660,430	474,122,853	320,401,139	469,197,579

304,887,528	249,847,295	2,930,930,719	708,250,590	481,427,020	629,544,832

748,518,770	498,671,475	1,711,183,031	1,002,932,441	1,514,115,711	884,570,879

$1,053,406,298	$748,518,770	$4,642,113,750	$1,711,183,031	$1,995,542,731	$1,514,115,711

$2,354,915	$14,492	$10,262,025	$5,287,915	$4,460,764	$750,779

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Growth and Income Fund and annually for the Large Cap Value, Mid Cap Value and Small Cap Value Funds. Capital gains distributions, if any, are declared and paid annually for all Funds.

GOLDMAN SACHS VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains or from paid-in capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

G. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee, (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which results in the following annual Management Fee rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value	0.75%	First $1 Billion
	0.68	Next $1 Billion
	0.65	Over $2 Billion

Growth and Income	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Mid Cap Value	0.75	First $2 Billion
	0.68	Over $2 Billion

Small Cap Value	1.00	First $2 Billion
	0.90	Over $2 Billion

     Prior to July 1, 2005, the Funds’ Management Fees as an annual percentage rate of average daily net assets were as follows:

Management
Fund	Fee

Large Cap Value	0.75%

Growth and Income	0.70

Mid Cap Value	0.75

Small Cap Value	1.00

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

     For the year ended August 31, 2005, the Other Expense limitations for the Large Cap Value, Growth and Income, Mid Cap Value, and the Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.064%, 0.054%, 0.104% 0.064%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge

	Sales Load
Fund	Class A	Class B	Class C

Large Cap Value	$231,700	$1,000	$300

Growth and Income	1,344,000	400	200

Mid Cap Value	1,704,400	1,700	900

Small Cap Value	53,600	300	100

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for the Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

3. AGREEMENTS (continued)
     For the year ended August 31, 2005, GSAM has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Funds relating to certain earnings credits that reduced transfer agent fees. These expense reductions were as follows (in thousands):

	Management	Other Expense	Transfer	Custody Fee	Total Expense
Fund	Fee Waiver	Reimbursement	Agent Credit	Reduction	Reduction

Large Cap Value	$—	$47	$3	$6	$56

Growth and Income	—	135	64	3	202

Mid Cap Value	292	—	6	14	312

Small Cap Value	—	—	13	15	28

     At August 31, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Large Cap Value	$569	$161	$104	$834

Growth and Income	621	288	167	1,076

Mid Cap Value	2,750	1,065	569	4,384

Small Cap Value	1,704	433	236	2,373

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2005, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$800,136,728	$476,612,268

Growth and Income	602,910,132	401,650,681

Mid Cap Value	3,883,047,251	1,683,585,644

Small Cap Value	1,043,141,830	846,977,157

GOLDMAN SACHS VALUE EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

     For the year ended August 31, 2005, Goldman Sachs earned approximately $47,600, $26,600, $286,500 and $19,000 of brokerage commissions portfolio transactions executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

     During the year ended August 31, 2005, GSAM had voluntarily agreed to reimburse the Goldman Sachs Growth and Income, Mid Cap Value and Small Cap Value Funds approximately $893,200, $304,300 and $339,500, respectively, for certain class action settlements in which the Funds were eligible to participate.
     An investment by the Trust of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the 1940 Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Goldman Sachs Small Cap Value Fund in shares of issuers of which the Trust is an affiliate for the year ended August 31, 2005, including income earned from these affiliated issuers.

	Number of
	Shares Held			Number of
	Beginning	Gross	Gross	Shares Held
	of Year	Additions	Reductions	End of Year	Value at End
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Year	Income

Caraustar Industries, Inc.	1,825	275	184	1,916	$22,241,486	$—

Fox & Hound Restaurant Group	484	25	—	509	6,000,874	—

Lionbridge Technologies, Inc.	2,565	962	602	2,925	19,654,542	—

Lydall, Inc.	838	39	42	835	7,321,293	—

Radiologix, Inc.	1,591	75	163	1,503	6,086,437	—

Southcoast Financial Corp.	148	23	—	171	3,893,018	—

Wabash National Corp.	1,051	791	—	1,842	38,347,234	137,173

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

5. SECURITIES LENDING (continued)
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2005, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the year ended August 31, 2005:

					Amount Payable
			Earnings of BGA	Earnings Received	to Goldman Sachs
	Market Value	Cash Collateral	Relating to Securities	From Lending to	Upon Return
	of Securities	Received for Loans	Loaned for the	Goldman Sachs	of Securities
	on Loan as of	Outstanding as of	Year Ended	for the Year Ended	Loaned as of
Fund	August 31, 2005	August 31, 2005	August 31, 2005	August 31, 2005	August 31, 2005

Large Cap Value	$23,374,500	$23,725,000	$3,593	$—	$—

Growth and Income	28,291,698	28,848,175	5,416	326	—

Mid Cap Value	174,762,468	174,080,550	38,896	6,490	12,674,525

Small Cap Value	237,601,152	240,892,940	150,609	193,454	16,527,975

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended August 31, 2005, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS VALUE EQUITY FUNDS

7. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$3,356,302	$6,194,789	$7,021,545	$—
Net long-term capital gains	—	—	—	19,949,278

Total taxable distributions	$3,356,302	$6,194,789	$7,021,545	$19,949,278

     The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Distributions paid from:
Ordinary income	$5,076,871	$12,013,161	$28,619,505	$10,083,033
Net long-term capital gains	4,164,724	—	134,164,146	100,740,111

Total taxable distributions	$9,241,595	$12,013,161	$162,783,651	$110,823,144

     As of August 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Undistributed ordinary income — net	$20,225,483	$1,341,509	$85,331,049	$14,128,020
Undistributed long-term capital gains	45,191,853	—	211,457,049	108,412,445

Total undistributed earnings	65,417,336	1,341,509	296,788,098	122,540,465
Capital loss carryforward:*
Expiring 2010	—	(2,087,904)	—	—
Expiring 2011	—	(22,494,322)	—	—

Total capital loss carryforward	—	(24,582,226)	—	—
Unrealized gains — net	71,424,917	111,079,523	552,642,576	310,958,535

Total accumulated earnings — net	$136,842,253	$87,838,806	$849,430,674	$433,499,000

*	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

7. ADDITIONAL TAX INFORMATION (continued)

     At August 31, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost:	$849,456,654	$966,670,354	$4,327,267,136	$1,932,925,146

Gross unrealized gain	86,254,654	126,261,559	577,853,656	378,654,084
Gross unrealized loss	(14,829,737)	(15,182,036)	(25,211,080)	(67,695,549)

Net unrealized security gain (loss)	$71,424,917	$111,079,523	$552,642,576	$310,958,535

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and differences related to the tax treatment of partnership investments and return of capital distributions from underlying fund investments.

8. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of partnership investments, redemptions utilized as distributions and the capital loss carryforward assumed in the reorganization described in footnote 9.

		Accumulated
		Net Realized	Accumulated
		Gain (Loss) on	Undistributed
		Investment	Net Investment
Fund	Paid-in Capital	Transactions	Income

Large Cap Value Fund	$4,251,316	$(3,843,435)	$(407,881)

Growth and Income Fund	3,388,279	(3,388,177)	(102)

Mid Cap Value Fund	24,567,802	(23,819,773)	(748,029)

Small Cap Value Fund	21,551,163	(22,747,580)	1,196,417

GOLDMAN SACHS VALUE EQUITY FUNDS

9. OTHER MATTERS

As of August 31, 2005, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 6% and 7% of the outstanding shares of the Large Cap Value and Mid Cap Value Funds, respectively.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Value and the Golden Oak Small Cap Value Funds into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds, respectively. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Value and the Golden Oak Small Cap Value Funds (“Acquired Funds”) Institutional Class and Class A were transferred into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds (“Survivor Funds”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged		Acquired
	Shares	Value of	Fund’s Shares
	of Survivor	Exchanged	Outstanding on
Survivor/Acquired Fund	Issued	Shares	September 28, 2004

Goldman Sachs Large Cap Value Class A/ Golden Oak Value Class A	504,066	$6,003,614	705,289

Goldman Sachs Large Cap Value Institutional Class/ Golden Oak Value Institutional Class	4,610,585	55,421,963	6,479,508

Goldman Sachs Small Cap Value Class A/ Golden Oak Small Cap Value Class A	168,713	6,856,556	715,037

Goldman Sachs Small Cap Value Institutional Class/ Golden Oak Small Cap Value Institutional Class	623,019	25,873,281	2,675,696

     The following chart shows the Survivor Funds’ and Acquired Funds’ aggregate net assets (immediately before and after the completion of the acquisition) and the acquired funds’ unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s		Survivor Fund’s
	Aggregate Net	Aggregate Net	Acquired Fund’s	Aggregate Net
	Assets Before	Assets Before	Unrealized	Assets Immediately
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	After Acquisition

Goldman Sachs Large Cap Value/ Golden Oak Value	$496,303,016	$61,425,577	$4,222,034	$557,728,593

Goldman Sachs Small Cap Value/ Golden Oak Small Cap Value	1,588,484,785	32,729,837	7,232,645	1,621,214,622

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

9. OTHER MATTERS (continued)

     At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Income Fund into the Goldman Sachs Growth and Income Fund. The acquisition was completed on February 28, 2005.

     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity Income (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs Growth and Income Fund (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

	Exchanged		Acquired
	Shares	Value of	Fund’s Shares
	of Survivor	Exchanged	Outstanding on
Survivor/Acquired Fund	Issued	Shares	February 25, 2005

Goldman Sachs Growth and Income Class A/ Expedition Equity Income Class A	11,042	$282,016	36,029

Goldman Sachs Growth and Income Class B/ Expedition Equity Income Class B	26,027	647,035	83,634

Goldman Sachs Growth and Income Institutional Class/ Expedition Equity Income Institutional Class	286,716	7,411,580	945,467

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code..

	Survivor Fund’s	Acquired Fund’s			Survivor Fund’s
	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s	Aggregate Net
	Assets Before	Assets Before	Unrealized	Capital Loss	Assets Immediately
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	Carryforward	After Acquisition

Goldman Sachs Growth and Income/ Expedition Equity Income	$945,115,028	$8,340,631	$1,424,882	$(7,347,465)	$953,455,659

GOLDMAN SACHS VALUE EQUITY FUNDS

9. OTHER MATTERS (continued)

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	20,232,385	$258,943,402	10,146,239	$113,881,281
Shares issued in connection with merger	504,066	6,003,614	—	—
Shares converted from Class B(a)	24,029	310,034	1,216	14,354
Reinvestments of dividends and distributions	323,625	4,106,793	169,785	1,791,232
Shares repurchased	(7,121,291)	(91,120,228)	(8,352,241)	(92,516,551)

	13,962,814	178,243,615	1,964,999	23,170,316

Class B Shares
Shares sold	729,370	9,108,324	360,951	3,949,254
Shares issued in connection with merger	—	—	—	—
Shares converted to Class A(a)	(24,532)	(310,034)	(1,243)	(14,354)
Reinvestments of dividends and distributions	10,871	135,563	2,865	29,712
Shares repurchased	(281,344)	(3,524,308)	(305,361)	(3,330,121)

	434,365	5,409,545	57,212	634,491

Class C Shares
Shares sold	1,755,932	22,034,146	404,931	4,451,573
Reinvestments of dividends and distributions	11,252	139,970	3,817	39,540
Shares repurchased	(162,101)	(2,025,786)	(219,474)	(2,400,432)

	1,605,083	20,148,330	189,274	2,090,681

Institutional Shares
Shares sold	10,509,730	135,151,581	6,022,356	69,122,695
Shares issued in connection with merger	4,610,585	55,421,963	—	—
Reinvestments of dividends and distributions	205,576	2,625,219	67,473	715,892
Shares repurchased	(4,875,272)	(63,050,030)	(2,525,982)	(28,127,449)

	10,450,619	130,148,733	3,563,847	41,711,138

Service Shares
Shares sold	200,071	2,559,011	17,086	189,634
Reinvestments of dividends and distributions	95	1,204	80	845
Shares repurchased	(22,813)	(297,203)	(5,976)	(67,678)

	177,353	2,263,012	11,190	122,801

NET INCREASE	26,630,234	$336,213,235	5,786,522	$67,729,427

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and Income Fund

For the Year Ended		For the Year Ended
August 31, 2005		August 31, 2004

Shares	Dollars	Shares	Dollars

11,218,549	$277,092,419	9,654,335	$206,049,816
11,042	282,016	—	—
302,000	7,525,820	19,197	436,167
444,288	10,858,777	265,335	5,630,972
(3,637,580)	(89,762,636)	(2,975,464)	(64,191,272)

8,338,299	205,996,396	6,963,403	147,925,683

709,246	17,038,996	648,116	13,537,871
26,027	647,035	—	—
(310,397)	(7,525,820)	(19,727)	(436,167)
27,307	647,810	15,518	316,043
(924,545)	(22,263,938)	(820,253)	(17,319,601)

(472,362)	(11,455,917)	(176,346)	(3,901,854)

232,581	5,594,367	158,382	3,318,002
4,074	96,674	2,033	41,453
(132,553)	(3,194,373)	(130,389)	(2,727,881)

104,102	2,496,668	30,026	631,574

321,372	8,052,481	36,911	828,661
286,716	7,411,580	—	—
4,775	118,497	2,654	56,695
(70,523)	(1,755,275)	(24,269)	(537,095)

542,340	13,827,283	15,296	348,261

4,972	121,818	9,112	195,483
545	13,285	558	11,483
(15,764)	(391,867)	(71,212)	(1,451,257)

(10,247)	(256,764)	(61,542)	(1,244,291)

8,502,132	$210,607,666	6,770,837	$143,759,373

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

August 31, 2005

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	52,847,603	$1,793,159,144	16,993,838	$498,048,993
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	53,927	1,820,499	4,372	136,800
Reinvestments of dividends and distributions	2,623,925	84,779,024	128,325	3,538,016
Shares repurchased	(11,604,909)	(396,640,773)	(7,328,014)	(211,616,054)

	43,920,546	1,483,117,894	9,798,521	290,107,755

Class B Shares
Shares sold	2,091,588	68,393,484	1,140,836	32,736,850
Shares converted to Class A(a)	(55,102)	(1,820,499)	(4,452)	(136,800)
Reinvestments of dividends and distributions	344,970	10,928,664	—	—
Shares repurchased	(776,811)	(25,863,761)	(659,914)	(18,796,100)

	1,604,645	51,637,888	476,470	13,803,950

Class C Shares
Shares sold	7,459,399	244,851,759	1,504,928	43,324,476
Reinvestments of dividends and distributions	254,402	8,016,205	1,697	45,935
Shares repurchased	(817,201)	(27,404,360)	(484,477)	(13,728,903)

	6,896,600	225,463,604	1,022,148	29,641,508

Institutional Shares
Shares sold	18,323,540	627,237,233	6,717,663	200,181,301
Shares issued in connection with merger	—	—	—	—
Reinvestments of dividends and distributions	1,246,311	40,467,725	84,146	2,327,483
Shares repurchased	(3,188,852)	(109,798,492)	(2,447,385)	(71,934,853)

	16,380,999	557,906,466	4,354,424	130,573,931

Service Shares
Shares sold	1,906,377	65,490,892	433,072	12,847,478
Reinvestments of dividends and distributions	37,890	1,218,156	1,000	27,431
Shares repurchased	(239,765)	(8,174,470)	(96,952)	(2,879,200)

	1,704,502	58,534,578	337,120	9,995,709

NET INCREASE	70,507,292	$2,376,660,430	15,988,683	$474,122,853

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

Small Cap Value Fund

For the Year Ended		For the Year Ended
August 31, 2005		August 31, 2004

Shares	Dollars	Shares	Dollars

7,878,912	$326,096,886	13,558,759	$514,567,379
168,713	6,856,556	—	—
63,190	2,583,337	3,099	122,869
1,425,983	58,836,071	324,253	11,822,409
(8,108,006)	(334,596,469)	(7,994,512)	(304,095,524)

1,428,792	59,776,381	5,891,599	222,417,133

74,259	2,905,391	684,755	24,249,757
(67,862)	(2,583,337)	(3,295)	(122,869)
185,044	7,126,040	51,935	1,788,126
(603,785)	(23,156,746)	(560,153)	(19,955,591)

(412,344)	(15,708,652)	173,242	5,959,423

301,803	11,673,874	1,572,631	56,170,817
200,068	7,698,671	43,793	1,506,471
(716,344)	(27,464,729)	(534,836)	(19,170,635)

(214,473)	(8,092,184)	1,081,588	38,506,653

8,456,068	358,127,438	6,489,222	251,113,432
623,019	25,873,281	—	—
539,413	22,795,589	53,550	1,988,840
(3,112,224)	(132,894,806)	(1,673,238)	(65,093,380)

6,506,276	273,901,502	4,869,534	188,008,892

408,644	16,809,737	483,169	18,578,193
32,367	1,321,222	2,021	73,035
(186,261)	(7,606,867)	(115,380)	(4,345,750)

254,750	10,524,092	369,810	14,305,478

7,563,001	$320,401,139	12,385,773	$469,197,579

 GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$11.80	$0.13	(d)	$1.65	$1.78	$(0.09)	$(0.09)	$(0.18)
2005 - B	11.54	0.04	(d)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(d)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(d)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(d)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(c)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(c)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

2002 - A	10.21	0.08		(1.01)	(0.93)	(0.04)	—	(0.04)
2002 - B	10.10	—	(c)	(0.99)	(0.99)	—	—	—
2002 - C	10.10	—	(c)	(0.99)	(0.99)	—	—	—
2002 - Institutional	10.24	0.12		(1.01)	(0.89)	(0.06)	—	(0.06)
2002 - Service	10.23	0.08		(1.00)	(0.92)	(0.02)	—	(0.02)

2001 - A	10.39	0.08		(0.20)	(0.12)	(0.06)	—	(0.06)
2001 - B	10.33	(0.01)		(0.19)	(0.20)	(0.03)	—	(0.03)
2001 - C	10.32	(0.01)		(0.19)	(0.20)	(0.02)	—	(0.02)
2001 - Institutional	10.40	0.12		(0.20)	(0.08)	(0.08)	—	(0.08)
2001 - Service	10.38	0.08		(0.20)	(0.12)	(0.03)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.21% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$13.40	15.16%	$518,376	1.25%	1.03	%(d)	1.26%	1.02	%(d)	70%
13.09	14.35	25,040	2.00	0.29	(d)	2.01	0.28	(d)	70
13.06	14.28	37,503	2.00	0.25	(d)	2.01	0.24	(d)	70
13.52	15.61	321,210	0.85	1.45	(d)	0.86	1.44	(d)	70
13.37	15.08	2,523	1.35	0.87	(d)	1.36	0.86	(d)	70

11.80	20.71	291,795	1.25	0.68		1.28	0.65		72
11.54	19.76	17,069	2.00	(0.07)		2.03	(0.10)		72
11.53	19.74	14,601	2.00	(0.07)		2.03	(0.10)		72
11.90	21.07	158,316	0.85	1.07		0.88	1.04		72
11.80	20.51	134	1.35	0.48		1.38	0.45		72

9.86	7.77	224,605	1.26	0.91		1.30	0.87		78
9.66	6.92	13,740	2.01	0.16		2.05	0.12		78
9.67	7.03	10,417	2.01	0.15		2.05	0.11		78
9.95	8.27	96,895	0.86	1.31		0.90	1.27		78
9.91	7.74	2	1.36	0.82		1.40	0.78		78

9.24	(9.12)	232,501	1.26	0.80		1.32	0.74		91
9.11	(9.80)	11,772	2.01	0.04		2.07	(0.02)		91
9.11	(9.80)	4,420	2.01	0.05		2.07	(0.01)		91
9.29	(8.73)	78,146	0.86	1.19		0.92	1.13		91
9.29	(9.03)	1	1.36	0.84		1.42	0.78		91

10.21	(1.21)	123,013	1.25	0.73		1.83	0.15		69
10.10	(1.98)	8,830	2.00	(0.06)		2.58	(0.64)		69
10.10	(1.96)	3,636	2.00	(0.05)		2.58	(0.63)		69
10.24	(0.81)	50,740	0.85	1.09		1.43	0.51		69
10.23	(1.17)	2	1.35	0.80		1.93	0.22		69

 GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$22.88	$0.41	(c)	$2.61 (e)	$3.02	$(0.35)
2005 - B	22.27	0.22	(c)	2.54 (e)	2.76	(0.17)
2005 - C	22.21	0.22	(c)	2.53 (e)	2.75	(0.18)
2005 - Institutional	23.15	0.52	(c)	2.63 (e)	3.15	(0.44)
2005 - Service	22.87	0.38	(c)	2.61 (e)	2.99	(0.32)

2004 - A	19.22	0.22		3.67	3.89	(0.23)
2004 - B	18.72	0.05		3.58	3.63	(0.08)
2004 - C	18.67	0.05		3.57	3.62	(0.08)
2004 - Institutional	19.44	0.31		3.72	4.03	(0.32)
2004 - Service	19.19	0.19		3.68	3.87	(0.19)

2003 - A	18.01	0.25		1.21	1.46	(0.25)
2003 - B	17.55	0.12		1.17	1.29	(0.12)
2003 - C	17.51	0.12		1.16	1.28	(0.12)
2003 - Institutional	18.22	0.33		1.21	1.54	(0.32)
2003 - Service	17.98	0.23		1.21	1.44	(0.23)

2002 - A	19.66	0.18		(1.69)	(1.51)	(0.14)
2002 - B	19.23	0.04		(1.65)	(1.61)	(0.07)
2002 - C	19.19	0.04		(1.65)	(1.61)	(0.07)
2002 - Institutional	19.84	0.22		(1.66)	(1.44)	(0.18)
2002 - Service	19.63	0.16		(1.68)	(1.52)	(0.13)

2001 - A	24.78	0.01		(5.13)	(5.12)	—
2001 - B	24.42	(0.15)		(5.04)	(5.19)	—
2001 - C	24.37	(0.15)		(5.03)	(5.18)	—
2001 - Institutional	24.91	0.11		(5.18)	(5.07)	—
2001 - Service	24.77	(0.01)		(5.13)	(5.14)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.20% of average net assets.
(d)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total		year	to average	to average		to average	to average		turnover
of year	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$25.55	13.37	%(d)	$924,479	1.19%	1.65	%(c)	1.21%	1.63	%(c)	45%
24.86	12.50	(d)	92,469	1.94	0.91	(c)	1.96	0.89	(c)	45
24.78	12.49	(d)	16,149	1.94	0.89	(c)	1.96	0.87	(c)	45
25.86	13.83	(d)	19,226	0.79	1.94	(c)	0.81	1.92	(c)	45
25.54	13.24	(d)	1,083	1.29	1.57	(c)	1.31	1.55	(c)	45

22.88	20.27		637,130	1.19	1.02		1.21	1.00		54
22.27	19.38		93,367	1.94	0.27		1.96	0.25		54
22.21	19.40		12,159	1.94	0.27		1.96	0.25		54
23.15	20.75		4,659	0.79	1.43		0.81	1.41		54
22.87	20.14		1,204	1.29	0.94		1.31	0.92		54

19.22	8.25		401,439	1.20	1.42		1.24	1.38		55
18.72	7.43		81,765	1.95	0.68		1.99	0.64		55
18.67	7.39		9,661	1.95	0.68		1.99	0.64		55
19.44	8.63		3,615	0.80	1.83		0.84	1.79		55
19.19	8.14		2,191	1.30	1.33		1.34	1.29		55

18.01	(7.74)		291,151	1.20	0.95		1.22	0.93		89
17.55	(8.42)		76,772	1.95	0.19		1.97	0.17		89
17.51	(8.42)		9,336	1.95	0.21		1.97	0.19		89
18.22	(7.36)		4,539	0.80	1.12		0.82	1.10		89
17.98	(7.80)		3,819	1.30	0.83		1.32	0.81		89

19.66	(20.66)		355,205	1.19	0.07		1.21	0.05		40
19.23	(21.25)		98,747	1.94	(0.68)		1.96	(0.70)		40
19.19	(21.22)		10,360	1.94	(0.68)		1.96	(0.70)		40
19.84	(20.32)		28,201	0.79	0.49		0.81	0.47		40
19.63	(20.75)		5,581	1.29	(0.03)		1.31	(0.05)		40

 GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$30.82	$0.15	$8.36	$8.51	$(0.10)	$(2.35)	$(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

2002 - A	24.34	0.18	0.45	0.63	(0.18)	(0.62)	(0.80)
2002 - B	24.01	(0.01)	0.45	0.44	(0.03)	(0.62)	(0.65)
2002 - C	23.98	(0.01)	0.45	0.44	(0.07)	(0.62)	(0.69)
2002 - Institutional	24.35	0.27	0.45	0.72	(0.21)	(0.62)	(0.83)
2002 - Service	24.14	0.16	0.44	0.60	—	(0.62)	(0.62)

2001 - A	19.88	0.24	4.37	4.61	(0.15)	—	(0.15)
2001 - B	19.69	0.06	4.33	4.39	(0.07)	—	(0.07)
2001 - C	19.67	0.06	4.33	4.39	(0.08)	—	(0.08)
2001 - Institutional	19.86	0.33	4.36	4.69	(0.20)	—	(0.20)
2001 - Service	19.73	0.21	4.34	4.55	(0.14)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$36.88	28.68%	$2,714,610	1.22%	0.43%	1.23%	0.42%	58%
35.96	27.76	234,405	1.97	(0.34)	1.98	(0.35)	58
35.76	27.73	360,806	1.97	(0.31)	1.98	(0.32)	58
37.17	29.20	1,253,069	0.82	0.82	0.83	0.81	58
36.67	28.55	79,224	1.32	0.35	1.33	0.34	58

30.82	22.24	915,091	1.24	0.37	1.24	0.37	71
30.23	21.31	148,555	1.99	(0.38)	1.99	(0.38)	71
30.08	21.35	96,007	1.99	(0.37)	1.99	(0.37)	71
31.01	22.71	537,533	0.84	0.78	0.84	0.78	71
30.68	22.27	13,997	1.34	0.30	1.34	0.30	71

25.37	7.88	504,693	1.25	0.83	1.25	0.83	80
24.92	7.09	110,569	2.00	0.09	2.00	0.09	80
24.81	7.07	53,835	2.00	0.09	2.00	0.09	80
25.49	8.34	330,827	0.85	1.24	0.85	1.24	80
25.26	7.83	3,008	1.35	0.72	1.35	0.72	80

24.17	2.67	342,976	1.27	0.72	1.27	0.72	92
23.80	1.90	89,434	2.02	(0.04)	2.02	(0.04)	92
23.73	1.87	39,498	2.02	(0.03)	2.02	(0.03)	92
24.24	3.05	318,916	0.87	1.11	0.87	1.11	92
24.12	2.55	921	1.37	0.63	1.37	0.63	92

24.34	23.29	96,568	1.29	1.05	1.32	1.02	101
24.01	22.33	42,813	2.04	0.28	2.07	0.25	101
23.98	22.37	16,094	2.04	0.28	2.07	0.25	101
24.35	23.75	247,212	0.89	1.43	0.92	1.40	101
24.14	23.17	256	1.39	0.94	1.42	0.91	101

 GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net	Net realized		Total from	From net	From net
	beginning	investment	and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$39.25	$0.06	$6.39	(e)	$6.45	$—	$(2.63)	$(2.63)
2005 - B	36.86	(0.23)	5.98	(e)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97	(e)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58	(e)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (c)	6.35	(e)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29		6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95		5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96		5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40		6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24		6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (c)	6.03		6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71		5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71		5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13		6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97		5.95	—	(0.03)	(0.03)

2002 - A	28.55	0.09	(0.76)		(0.67)	(0.09)	—	(0.09)
2002 - B	27.35	(0.12)	(0.73)		(0.85)	—	—	—
2002 - C	27.38	(0.13)	(0.77)		(0.90)	—	—	—
2002 - Institutional	28.98	0.21	(0.76)		(0.55)	(0.18)	—	(0.18)
2002 - Service	28.43	0.05	(0.74)		(0.69)	(0.18)	—	(0.18)

2001 - A	23.21	0.15	5.19		5.34	—	—	—
2001 - B	22.40	(0.04)	4.99		4.95	—	—	—
2001 - C	22.42	(0.04)	5.00		4.96	—	—	—
2001 - Institutional	23.47	0.25	5.26		5.51	—	—	—
2001 - Service	23.13	0.13	5.17		5.30	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

						Ratios assuming no
						expense reductions

					Ratio of		Ratio of
			Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset			end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total		year	to average	to average	to average	to average	turnover
of year	return(b)		(in 000s)	net assets	net assets	net assets	net assets	rate

$43.07	16.73	%(d)	$1,071,447	1.48%	0.14%	1.48%	0.14%	48%
39.98	15.88	(d)	107,342	2.23	(0.59)	2.23	(0.59)	48
39.95	15.86	(d)	129,767	2.23	(0.60)	2.23	(0.60)	48
44.24	17.23	(d)	655,181	1.08	0.48	1.08	0.48	48
42.58	16.64	(d)	31,806	1.58	—	1.58	—	48

39.25	18.30		920,309	1.49	(0.43)	1.49	(0.43)	57
36.86	17.40		114,169	2.24	(1.17)	2.24	(1.17)	57
36.84	17.45		127,560	2.24	(1.18)	2.24	(1.18)	57
40.09	18.76		332,947	1.09	(0.04)	1.09	(0.04)	57
38.86	18.16		19,131	1.59	(0.55)	1.59	(0.55)	57

33.77	21.75		592,863	1.51	0.01	1.52	0.00	58
31.99	20.84		93,528	2.26	(0.71)	2.27	(0.72)	58
31.96	20.82		76,112	2.26	(0.74)	2.27	(0.75)	58
34.35	22.22		117,968	1.11	0.43	1.12	0.42	58
33.48	21.60		4,100	1.61	(0.09)	1.62	(0.10)	58

27.79	(2.34)		372,900	1.51	0.32	1.53	0.30	75
26.50	(3.11)		76,494	2.26	(0.43)	2.28	(0.45)	75
26.48	(3.29)		46,416	2.26	(0.46)	2.28	(0.48)	75
28.25	(1.91)		90,177	1.11	0.71	1.13	0.69	75
27.56	(2.43)		3,326	1.61	0.17	1.63	0.15	75

28.55	23.01		244,860	1.50	0.59	1.60	0.49	93
27.35	22.10		48,939	2.25	(0.16)	2.35	(0.26)	93
27.38	22.07		18,140	2.25	(0.16)	2.35	(0.26)	93
28.98	23.48		46,211	1.10	0.97	1.20	0.87	93
28.43	22.91		1,006	1.60	0.47	1.70	0.37	93

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Goldman Sachs Trust—Value Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund, (collectively “Value Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Value Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2005

         GOLDMAN SACHS VALUE EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 through August 31, 2005.

          Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

          Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Value Fund				Growth and Income Fund				Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*

Class A
Actual	$1,000.00	$1,031.60		$6.43	$1,000.00	$1,012.50		$6.05	$1,000.00	$1,086.00		$6.37	$1,000.00	$1,027.70		$7.57
Hypothetical 5% return	1,000.00	1,018.87	+	6.39	1,000.00	1,019.19	+	6.07	1,000.00	1,019.10	+	6.17	1,000.00	1,017.74	+	7.53

Class B
Actual	1,000.00	1,027.50		10.25	1,000.00	1,008.70		9.83	1,000.00	1,081.80		10.29	1,000.00	1,023.80		11.38
Hypothetical 5% return	1,000.00	1,015.10	+	10.18	1,000.00	1,015.42	+	9.86	1,000.00	1,015.32	+	9.96	1,000.00	1,013.96	+	11.32

Class C
Actual	1,000.00	1,027.50		10.26	1,000.00	1,008.80		9.83	1,000.00	1,082.00		10.30	1,000.00	1,023.80		11.38
Hypothetical 5% return	1,000.00	1,015.10	+	10.18	1,000.00	1,015.42	+	9.86	1,000.00	1,015.32	+	9.96	1,000.00	1,013.96	+	11.32

Institutional
Actual	1,000.00	1,032.80		4.38	1,000.00	1,014.70		4.03	1,000.00	1,088.10		4.27	1,000.00	1,029.80		5.54
Hypothetical 5% return	1,000.00	1,020.89	+	4.36	1,000.00	1,021.21	+	4.04	1,000.00	1,021.11	+	4.13	1,000.00	1,019.75	+	5.51

Service
Actual	1,000.00	1,030.80		6.95	1,000.00	1,011.90		6.55	1,000.00	1,085.30		6.91	1,000.00	1,027.30		8.09
Hypothetical 5% return	1,000.00	1,018.36	+	6.91	1,000.00	1,018.70	+	6.57	1,000.00	1,018.58	+	6.69	1,000.00	1,017.22	+	8.05

*	Expenses for each share class are calculated using the funds’ annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Large Cap Value	1.25%	2.00%	2.00%	0.85%	1.35%
Growth and Income	1.19	1.94	1.94	0.79	1.29
Mid Cap Value	1.22	1.97	1.97	0.82	1.32
Small Cap Value	1.48	2.23	2.23	1.08	1.58

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ management fee arrangements; (b) the Investment Adviser’s voluntary undertaking to reimburse certain expenses of the Funds that exceed specified levels; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Funds under the Management Agreement; (d) the relative expense levels of the Funds; (e) the Investment Adviser’s profitability with respect to the Trust and the Funds; (f) the quality of the services provided to the Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Funds’ investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Funds’ other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Funds, the Funds’ expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended additional sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Funds’ portfolio securities

GOLDMAN SACHS VALUE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective risk profiles. The Trustees believed that since the restructuring of the portfolio management team in 1999, the Funds had been providing very competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Funds, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.
     More particularly, the Trustees reviewed analyses prepared by a third-party consultant of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the reduction in the contractual fee rates under the Management Agreement for each of the Funds that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board approved the implementation of breakpoints in the Funds’ contractual management fee rates at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value	0.75%	First $1 Billion
	0.68	Next $1 Billion
	0.65	Over $2 Billion

Growth and Income	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Mid Cap Value	0.75	First $2 Billion
	0.68	Over $2 Billion

Small Cap Value	1.00	First $2 Billion
	0.90	Over $2 Billion

The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded that the management fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS VALUE EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Lawson Products Inc. (distributor of industrial products).

 GOLDMAN SACHS VALUE EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees (continued)

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	65	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2005, the Trust consisted of 59 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS VALUE EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Name, Age And Address

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Goldman Sachs Trust — Value Equity Funds Tax Information (unaudited)

For the year ended August 31, 2005, 69.54%, 100%, 62.76% and 84.12% of the dividends paid from net investment company taxable income by the Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value, Mid Cap Value, and Small Cap Value Funds designate $6,992,013, $146,439,482 and $111,479,209, respectively, as capital gain dividends paid during the year ended August 31, 2005. Of the amounts designated by the Large Cap Value, Mid Cap Value, and Small Cap Value Funds, $6,931,060, $146,017,462 and $110,882,160, respectively, are taxed at a maximum rate of 15% while the balance is taxed at a maximum rate of 25%.

For the year ended August 31, 2005, the Large Cap Value, Growth and Income, Mid Cap Value, Small Cap Value Funds designate 100%, 100%, 95.17% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $482.1 billion in assets under management as of June 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Small/Mid-Cap Growth Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- U.S. Equity Dividend and Premium Fund
- Real Estate Securities Fund

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] **An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.**

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 1 0005 TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T.Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30,2004 and every first and third fiscal quarter thereafter, the the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1 -800-526-7384 (for Retail Shareholders) or 1 -800-621-2550 (for Institutional Shareholders). The Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the securities without a substantial drop in price, if at all. The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Large Cap Value Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30,2005 / 05-1630 VALUEAR/287.9K/10-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$422,500	Financial statement audits
Audit-Related Fees:
•PwC	$214,600	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
•E&Y	$84,850	$75,650	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
All Other Fees:
•E&Y	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance.
•E&Y	$10,000	$8,000	Review of form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $391,400 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 10, 2005